================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2003


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of April 1, 2003, providing for
                    the issuance of Asset Backed Pass-Through
                         Certificates, Series 2003-HE1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                 333-83816                13-3439681
           --------                 ---------                ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification Number)

390 Greenwich Street
New York, New York                                              10013
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------



================================================================================

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------


Description of the Certificates and the Mortgage Pools

                   On April 25, 2003, a single series of certificates, entitled Citigroup Home Equity Loan Trust, Series 2003-HE1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R Certificates" and the "Class R-X Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $231,438,602.64 as of April 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated April 22, 2003 (the "Encore Mortgage Loan Purchase Agreement"), among the Depositor, Encore Credit Corp. and Citigroup Global Markets Realty Corp. and (ii) the Mortgage Loan Purchase Agreement, dated April 22, 2003 (the "Accredited Mortgage Loan Purchase Agreement," and together with the Encore Mortgage Loan Purchase Agreement, the "Mortgage Loan Purchase Agreements"), among the Depositor, Accredited Home Lenders, Inc. and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated April 22, 2003, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated April 25, 2003, between the Depositor and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                       Initial Certificate
   Class                Principal Balance                  Pass-Through Rate
   -----                -----------------                  -----------------

      A                  $  188,622,000.00                     Variable
     M-1                 $   15,043,000.00                     Variable
     M-2                 $   11,572,000.00                     Variable
     M-3                 $    6,365,000.00                     Variable
     M-4                 $    2,893,000.00                     Variable
     M-5                 $    2,893,000.00                     Variable
     CE                  $ 4,050,702.64.00                     Variable
      P                  $          100.00                       N/A
      R              100% Percentage Interest                    N/A
     R-X             100% Percentage Interest                    N/A


                  The Certificates, other than the Class CE, the Class P, the Class R and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 22, 2003, and the Prospectus Supplement, dated April 22, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, the Class P, the Class R and the Class R- X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)    Not applicable

                  (b)    Not applicable

                  (c)    Exhibits



        Exhibit No.                                  Description
        -----------                                  -----------

                  4.1 Pooling and Servicing Agreement, dated as of April 1, 2003, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Litton Loan Servicing LP as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2003-HE1 Certificates.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2003

                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By:  /s/ Matthew Bollo
                                                 ----------------------------
                                            Name:    Matthew Bollo
                                            Title:   Assistant Vice President

                                                 Index to Exhibits
                                                 -----------------




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        4.1           Pooling and Servicing Agreement, dated as of April 1,                             7
                      2003, by and among Salomon Brothers Mortgage
                      Securities VII, Inc. as Depositor, Litton Loan Servicing LP
                      as Servicer and Deutsche Bank National Trust Company as
                      Trustee, relating to the Series 2003-HE1 Certificates.

                                   Exhibit 4.1

                                    See Tab 4